Changes in Accounting Standards	12 Months Ended
Dec. 31, 2023
Disclosure of significant accounting policies [Abstract]
Changes in Accounting Standards
4. CHANGES IN ACCOUNTING STANDARDS

New and amended IFRS standards that are effective for the current period
Amendments to IAS 12 - International Tax Reform — Pillar Two Model Rules
Amendments to IAS 12 in response to the Organisation for Economic Co-operation and Development's (OECD) Pillar Two model tax rules (also known as the Global Minimum Tax) provides that an entity has to disclose separately its current tax expense related to Global Minimum Tax as well as a mandatory temporary exception to the requirements regarding deferred tax assets and liabilities. The amendments also provide that in a period where the Global Minimum Tax legislation is enacted or substantively enacted, but not yet in effect, an entity discloses known or reasonably estimable information that helps users of financial statements understand the entity’s exposure to Global Minimum Tax arising from that legislation. The Company has applied the mandatory temporary exemption regarding deferred taxes. The adoption of these amendments did not have a material impact on these Consolidated Financial Statements.
Presentation of Financial Statements (Amendment to IAS 1)
Effective January 1, 2023, the Company adopted Amendments to IAS 1 Presentation of Financial Statements related to the disclosure of accounting policies. These amendments require entities to disclose their material accounting policy information rather than significant accounting policy information. The amendments provide guidance on how an entity can identify material accounting policy information and clarify that information may be material because of its nature, even if the related amounts are immaterial.
The adoption of these amendments did not have a significant impact on the disclosure of material accounting policies in these Consolidated Financial Statements.
New and amended IFRS standards not yet effective in the current period
Certain new accounting standards and interpretations have been published that are not mandatory for the current period and have not been early adopted.
Classification of Liabilities as Current or Non-Current (Amendments to IAS 1)
The amendments to IAS 1, clarifies the presentation of liabilities. The classification of liabilities as current or non- current is based on contractual rights that are in existence at the end of the reporting period and is affected by expectations about whether an entity will exercise its right to defer settlement. A liability not due over the next twelve months is classified as non-current even if management intends or expects to settle the liability within twelve months. The amendment also introduces a definition of ‘settlement’ to make clear that settlement refers to the transfer of cash, equity instruments, other assets, or services to the counterparty. The amendment issued in October 2022 also clarifies how conditions with which an entity must comply within twelve months after the reporting period affect the classification of a liability. Covenants to be complied with after the reporting date do not affect the classification of debt as current or non-current at the reporting date. The amendments are effective for annual reporting periods beginning on or after January 1, 2024. The implementation of this amendment is not expected to have a material impact on the Company.
Lack of Exchangeability (Amendments to IAS 21)
The amendments contain guidance to specify when a currency is exchangeable and how to determine the exchange rate when it is not. The amendments are effective for annual reporting periods beginning on or after January 1, 2025. The Company is currently evaluating the impact of this amendment.